                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report: March 31, 1997
                      --

                            REGENCY AFFILIATES, INC.
           -----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                             1-7949                  72-0888772
--------------------------------------   ---------------------   ---------------------
(State or Other Jurisdiction of Incor-   (Commission File No.)        (IRS Employer
     poration or Organization)                                   Identification Number)

   10 Winged Foot Drive, Novato, CA                             94949
----------------------------------------                   ---------------
(Address of Principal Executive Offices)                      (Zip Code)

  10842 Old Mill Rd., #5. Omaha, NB                              68154
----------------------------------------                   ----------------
(Address of Administrative Offices)                            (Zip Code)

Registrant's Telephone Number (executive office), including Area Code: (415) 883-8046

Registrant's Telephone Number (administrative office), including Area Code:
(402) 330-8750


                                 Not Applicable
-------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

                                    FORM 8-K

Item 1. Changes in Control of Registrant.

          Not Applicable.

Item 2. Acquisition or Disposition of Assets.

        (a) On March 17, 1997, the Registrant purchased substantially all the assets of Rustic Crafts Co., Inc., a Pennsylvania corporation, through a new wholly-owned subsidiary, Rustic Crafts International, Inc., a Delaware corporation. The purchase price for the acquisition consisted of a cash payment of $1,100,000, plus the issuance of 100,000 shares of the common stock, $0.40 par value, of the Registrant. In addition, the Registrant paid approximately $201,000 to discharge bank debt of the Seller, and the Registrant assumed trade payable obligations of the Seller. Prior to the acquisition, selling persons had no relationship with the Registrant, any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer. Funds used by the Registrant for the acquisition were taken from the Registrant's existing bank deposits.

        (b) The Seller of the assets, Rustic Crafts Co., Inc., manufactured and sold specialty electric fireplaces, decorative wood and marble fireplace mantels, fireplace accessories and other home furnishings. In connection with the purchase, Registrant's subsidiary acquired all of the inventory, plant, equipment and other fixed assets of the Seller. Registrant intends to continue using the assets to operate the acquired business.

Item 3. Bankruptcy or Receivership.

            Not Applicable.

Item 4. Changes in the Registrant's Certifying Accountant.

            Not Applicable.

Item 5. Other Events.

            Not Applicable.

Item 6. Resignations of Registrant's Directors.

            Not Applicable.

Item 7. Financial Statements and Exhibits.

     The following pages contain the information required by Item 7(a). In particular, attached are the audited financial statements of Rustic Crafts Co., Inc. for the three years ended March 31, 1996, 1995 and 1994. Also attached is the unaudited compilation report of Rustic Crafts Co., Inc. for the nine months ended December 31, 1996. Pro forma financial information will be supplied through a subsequent amendment to the Form 8-K.

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

                                      REGENCY AFFILIATES, INC.

March 31, 1997                        By:   /s/ Pamlyn Kelly, Ph.D.
      ---                                 -----------------------------
                                          Pamlyn Kelly, Ph.D.
                                          President

                              FINANCIAL STATEMENTS

                            RUSTIC CRAFTS CO., INC.

                   YEARS ENDED MARCH 31, 1996, 1995 AND 1994
                      WITH REPORT OF INDEPENDENT AUDITORS

                             RUSTIC CRAFT. CO., INC.

                              FINANCIAL STATEMENTS

                   YEARS ENDED MARCH 31, 1996, 1995, AND 1994




                                    CONTENTS
Report of Independent Auditors ..........................................    1

Audited Financial Statements

Balance Sheets ..........................................................    2
Statements of Income and Retained Earnings ..............................    4
Statements of Cash Flows ................................................    5
Notes to Financial Statements ...........................................    6

                    RAINEY & RAINEY
                    --------------------------------------------
                    CERTIFIED PUBLIC ACCOUNTANTS

                    Report of Independent Auditors


The Board of Directors and Shareholders
Rustic Crafts Co., Inc.



We have audited the accompanying balance sheets of Rustic Crafts Co., Inc. as of March 31, 1996, 1995, and 1994. and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rustic Crafts Co., Inc. at March 31, 1996, 1995, and 1994, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


/s/ Rainey & Rainey

January 16, 1997
Dunmore,  Pennsylvania







                    Richard P. Rainey, CPA
                    Thomas P. Rainey, CPA
                    203 North Blakely Street, Dunmore, PA 18512
                    ---------------------------------------------------
                    Phone (717) 343-9867  FAX (717)343-3001

                            RUSTIC CRAFTS CO., INC.

                                 BALANCE SHEETS
                                                                       March 31
                                                          1996           1995             1994
                                                        ----------------------------------------
ASSETS

Current assets:

    Cash and cash equivalents                           $  4,336        $ 18,277        $ 12,904
    Accounts receivable, Less allowance of $16,565
      in 1996                                            142,880         170,059         133,223
    Inventories:
      Finished products                                  424,331         409,803         186,293
      Work in process                                     61,080          26,692          29,112
      Raw materials and supplies                         165,146         169,276         151,734
                                                        ----------------------------------------
                                                         650,557         605,771         367,139
                                                        ----------------------------------------

    Other current liabilities                             80,167          47,412          85,693
                                                        ----------------------------------------
Total current assets                                     877,940         841,519         598,959

  Property, plant, and equipment:
    Autos and trucks                                      50,945          50,945          50,945
    Machinery and equipment                              115,284         113,205         111,825
    Furniture and fixtures                                50,624          50,624          41,278
    Leasehold improvements                                83,059          73,999          57,585
                                                        ----------------------------------------
                                                         299,912         288,773         261,633

    Accumulated depreciation and amortizations           253,354         247,846         228,265
                                                        ----------------------------------------
                                                          46,558          40,927          33,368

  Goodwill                                                30,000          32,500          35,000
                                                        ----------------------------------------
Total assets                                            $954,498        $914,946        $667,327
                                                        ========================================

                            See accompanying notes.

                            RUSTIC CRAFTS CO., INC,

                                 BALANCE SHEETS
                                                              March 31
                                                         1996    1995    1994
                                                    ---------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY

  Current liabilities:

      Accounts payable                         $230,225      $134,671    $ 80,407
      Accrued wages and taxes                    12,033        13,261      29,985
      Accrued bonus                              50,000        60,000      55,200
      Accrued expenses                            5,011         2,444       2,117
      Loan from shareholders                       --          17,789      17,789
      Line of credit                            195,000       214,000      30,000
      Current portion of long-term debt          27,110        23,046      19,792
                                               ----------------------------------
                                                519,379       465,211     235,290

  Long-term debt, less current portion           50,273        84,667     115,675

  Shareholders' equity:
      Authorized shares - 1,000
      Issued and outstanding shares - 1,000       1,000         1,000       1,000
    Retained earnings                           383,846       364,068     315,362
                                               ----------------------------------
  Total shareholders' equity                    384,846       365,068     316,362


                                               ----------------------------------
Total liabilities and shareholders' equity     $954,498      $914,946    $667,327
                                               ==================================




                            See accompanying notes.

                            RUSTIC CRAFTS CO., INC.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS


                                                       Years ended March 31
                                              1996             1995          1994
                                           -----------------------------------------
NET SALES                                  $2,671,699       $2,548,201    $2,210,406


Cost of products sold                       1,761,385        1,670,981     1,424,342
Selling and administrative expenses           720,929          671,583       575,085
Other (income) expense:                        10,479          (19,468)       12,927
                                           -----------------------------------------
                                            2,492,793        2,323,096     2,012,354
                                           -----------------------------------------


Income form operations before income
  taxes and nonoperating expenses             178,906          225,105       198,052


Nonoperating expense
  Related party expenses                      151,821          164,899       102,551
                                           -----------------------------------------

Income before income taxes                     27,085           60,206        95,501

Income taxes                                    7,307           11,500        29,968
                                           -----------------------------------------
Net income                                 $   19,778       $   48,706    $   65,533
                                           =========================================

Retained earnings, beginning of year       $  364,068       $  315,362    $  249,829

 Net income                                    19,778           48,706        65,533
                                           -----------------------------------------
Retained earnings, end of year             $  383,846       $  364,068    $  315,362
                                           =========================================

                            See accompanying notes.

                            RUSTIC CRAFTS CO., INC.

                            STATEMENTS OF CASH FLOWS

                                                                           Years ended March 31
                                                                   1996         1995         1994
                                                                -----------------------------------
OPERATING ACTIVITIES
Net income                                                      $ 19,778     $ 48,706      $ 65,533

  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization                                 10,757       22,080        20,497
    Deferred income taxes
    Changes in operating assets and liabilities:
      Accounts receivable                                         27,179      (36,836)       (5,405)
      Inventories                                                (44,786)    (238,632)     (112,535)
      Other current assets                                       (35,504)      38,281       (33,226)
      Accounts payable                                            95,554       54,265        31,805
      Accrued wages and taxes                                     (1,228)     (16,724)       20,214
      Accrued bonus                                              (10,000)       4,800         5,200
      Accrued expenses                                             2,567          327        (3,359)
                                                               ------------------------------------
  Net cash provided by operating activities                       64,317     (123,733)      (11,276)


INVESTING ACTIVITIES
Purchase of property, plant, and equipment                       (11,139)     (27,140)      (37,271)
                                                               ------------------------------------
Net cash used in investing activities                            (11,139)     (27,140)      (37,271)


FINANCING ACTIVITIES
Net change in short-term borrowings                              (19,000)     184,000        30,000
Payment of long-term debt                                        (48,119)     (27,754)       (1,071)
                                                               ------------------------------------
Net cash provided (used) by financing activities                  (67,119)    156,246        28,929

Net increase (decrease) in cash and cash equivalents             (13,941)       5,373       (19,618)
Cash and cash equivalents at beginning of year                    18,277       12,904        32,522
                                                               ------------------------------------
Cash and cash equivalents at end of year                        $  4,336     $ 18,277      $ 12,904
                                                               ====================================

                            See accompanying notes.

                            RUSTIC CRAFTS CO., INC. .

                         NOTES TO FINANCIAL STATEMENTS

                          MARCH 31, 1996, 1995 AND 1994



1.   Summary of Significant Accounting Policies

     Rustic Crafts Co,, Inc, (the Company) significant accounting policies conform to generally accepted accounting principles applied on a consistent basis between years.

     Nature of Operations: The Company is a manufacturer of wood and cast marble decorative electric fireplaces and electric fireplace and heater logs, as well as a wholesaler of various accessories related to the manufactured product. The Company sells its products to mass merchants, fireplace specialty distributors, furniture stores and export businesses who sell the Company's product to the general public.

     Fiscal Year: The Company's fiscal years end on March 31 of each year.

     Accounts Receivable: Accounts receivable consist of all balances due from purchases of the Company's product. A provision for bad debts is provided for accounts which are determined to be uncollectible. The provision for bad debts included in the financial statements is $16,565 for the year ended March 31, 1996. No provision for bad debts is provided for the years ended March 31, 1995 and March 31, 1994.

     Inventories: Inventories are stated at the lower of cost or market using the specific identification method. Work in process and finished goods are valued using current cost of materials and labor to date multiplied by the percentage of completion. Material and labor costs are determined using the latest costs available at the end of the accounting period.

     Prepaid expenses: Prepaid expenses consists of costs incurred and paid at the balance sheet date which provides benefits into future accounting periods.

     Property and Equipment: Property and equipment are recorded at cost, less any impairment losses relating to FAS 121. Capitalized amounts include expenditures which materially extend the useful lives of existing facilities and equipment.

     Depreciation and amortization: Depreciation and amortization are computed based upon the estimated useful lives of the respective assets using the modified accelerated cost recovery method prescribed by the Internal Revenue Code. The general range of lives are eighteen to thirty nine years for leasehold improvements and five to twelve years for autos, machinery, equipment, furniture and fixtures. Depreciation expense amounted to $5,508, $19,581, and $17,996 for the years ended March 31, 1996, 1995, and 1994 respectively.

                            RUSTIC CRAFTS CO., INC.

                         NOTES TO FINANCIAL STATEMENTS

                         MARCH 31, 1996, 1995 AND 1994



1.   Summary of Significant Accounting Policies (continued)

     Goodwill: Goodwill represents costs capitalized related to the original acquisition of the Company by the current shareholders. Goodwill is being amortized over 30 years using the straight line method of amortization.

     Statement of cash flows: The Company considers all highly liquid investments with a maturity of three months or less when purchased cash equivalents. Cash expended for the payment of interest expense was $38,638, 32,058, 17,794 for the years ended March 31, 1996, 1995, and 1994 respectively, while cash outlays for taxes was $19,774, $22,386, and $16,500 for the years ended March 31, 1996, 1995, and 1994 respectively.

     Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimated.

2.   Notes Payable, Lines of Credit and Other Commitments and Contingencies

     The Company had a $150,000 unsecured operating line of credit which matured on May 31, 1994. At March 31, 1994 the interest on the line of credit was charged at 7.25% per annum. This line of credit was replaced on June 20, 1994 by a secured $350,000 working capital line of credit. This line of credit was increased on August 16, 1995 to $400,000. The line of credit matured annually on June 13th of each year and has been extended through May 31, 1997. The line bears interest at the National Prime Rate plus one and one-quarter percentage points (1.25%). The interest rate from inception of the lines of credit through March 31, 1996 ranged from 9% to 10.25%.

     On August 8, 1995 the Company secured an additional $100,000 committed line of credit available for working capital needs. This line expired on November 30, 1996. The line of credit bore interest at the National Prime Rate plus three quarters percentage point (.75%). The interest rate from inception to the expiration of the line of credit ranged from 9% to 9.5%.

     On February 22, 1994 the Company executed a promissory note in the amount of $118,836 which matures February 15, 1999. The rate of interest on the note is 8%. Equal monthly installment payments are due over 60 periods of $2,413.84.

                            RUSTIC CRAFTS CO., INC.

                          NOTES TO FINANCIAL STATEMENTS

                          MARCH 31, 1996, 1995 AND 1994


2. Notes Payable, Lines of Credit and other Commitments and Contingencies (continued)

     On July 19, 1993 the Company entered into an installment sale agreement for the purchase of an automobile. The term of the agreement was for five years and the note bore interest at the rate of 8%. Principal and interest of $474.91 are due monthly.


     Balances outstanding on each debt facility were as follows:

                                 March 31,       March 31,       March 31,
                                   1996            1995            1994
                                   ----            ----            ----
$150,000 Line of Credit        $                 $               $ 30,000

$400,000 Line of Credit          195,000           214,000

$100,000 Line of Credit

Promissory Note                  74,853            96,758         116,977

Auto Loan                         2,530            10,955          18,490
---------                      --------          --------        --------

Total                          $272,383          $321,713        $165,467

Portion due within one year     222.1lO           237,046          49,792
---------------------------    --------          --------        --------

Long term debt                 $ 50,273          $ 84,667        $115,675
                               ========          ========        ========



Minimum principal payments due on the loans over the next five years are as follows:
        3/31/97     $  222,110
        3/31/98         24,106
        3/31/99         26,167

The borrowing base on the $400,000 line of credit is calculated as: a) 80% of accounts receivable less than 90 days old; b) 20% of raw materials and 50% of finished goods; and (c) 20% of the book value of equipment. The lines of credit as well as the note contain restrictive financial and operating covenants over the Company's operations.

                            RUSTIC CRAFTS CO., INC.

                         NOTES TO FINANCIAL STATEMENTS

                          MARCH 31,1996, 1995 AND 1994


3.   Related Party Leasing Transactions

     The Company leases the building which houses its operations and offices from a shareholder who owns greater than 50% of the Company's outstanding stock. The lease requires monthly lease payments of $3,750 plus the cost of real estate taxes and maintenance. The lease will terminate on July 31, 2001. The lease was modified on August 1, 1996, at which time the payment of all real estate taxes on the property became an expense of the leases. Prior to this change the company reflected as real estate tax expenses in the year March 31, 1996, $40,070 of taxes that were the responsibility of the lessor. Minimum future lease payments are as follows:



       3/31/97                      $45,000
       3/31/98                       45,000
       3/31/99                       45,000
       3/31/00                       45,000
       3/31/01                       15,000


4.   Income Taxes

     The Company adopted FASB Statement No. 109 "Accounting for Income Taxes, SPAS No. 109" under which deferred tax assets and liabilities are provided on differences between financial reporting and tax reporting using the enacted tax rates.

     The provision for income taxes consists of the following:

                                March 31,      March 31,        March 31,
                                  1996           1995             1994
Current:
     Federal                    $ 7,139         $ 4,552         $17,581
     State                        5,278           6,948          12,387
Deferred:
     Reserve for bad debt        (3,892)
     Excess  accruals            (1,218)
                                -------         -------         -------
   Total                        $ 7,307         $11,500         $29,968
                                =======         =======         =======

The deferred tax assets which are included in the accompanying balance sheet is comprised of the following items:

Deferred:
           Reserve for bad debt                         3,892
           Excess accruals                              1,218
                                                       ------
        Total                                          $5,110
                                                       ======

                             RUSTIC CRAFTS CO., INC.

                          NOTES TO FINANCIAL STATEMENTS

                          MARCH 31, 1996, 1995 AND 1994


5.   Prepaid Expenses

     Included within prepaid expenses was prepaid professional fees related to the marketing and sale of the business of the Company by its owners. The amount incurred was $31,500. Management has elected to amortize this payment over three years from the date incurred.


6.   Identification of Major Customer

     The Company distributes its products through a variety of authorized re-sellers throughout the United States. One customer accounted for $967,155 (36.2%), $837,471 (32.7%), and $718,259 (32.4%) of sales for the years ended March 31, 1996, 1995 and 1994 respectively.

7.   Related Party Transactions

     The beneficial Owners of the outstanding stock of the Company receive payments which are categorized as operating expenses of the Company. These payments are in the form of direct distributions to the owners, as well as the payment of expenses incurred by another Company which is jointly owned by the Owners. The total of wages and expenses paid on behalf of the Owners was $219,841, $226,769, and $120,051 for the years ended March 31, 1996, 1995, end 1994.

                            RUSTIC CRAFTS, CO., INC.
                               COMPILATION REPORT
                               DECEMBER 31, 1996

                               ROBERT ROSSI & CO.
                          CERTIFIED PUBLIC ACCOUNTANTS

ROBERT L. ROSSI, C.P.A.         208 MAIN ST. STURGES       ROBERT A. HANIS, C.P.A.
ROBERT T. ARVONIO, C.P.A.       OLYPHANT, PA 18447-2319    SALVATORE A. NOLE, JR., C.P.A.
MICHAEL J. MINELLO, C.P.A.      (717) 878-2300             JOSEPH E. ROSSI, C.P.A.
PETER D. ARVONIO, JR., C.P.A.   FAX (717) 876-5153         SEAN J. GRASSI, C.P.A.






                        INDEPENDENT ACCOUNTANTS' REPORT
                        -------------------------------


March 6, 1997


Rustic Crafts Co., Inc.

                We have compiled the accompanying balance sheet of Rustic Crafts Co., Inc. as of December 31, 1996 and the related statements of income and retained earnings and cash flows for the period then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

                A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

                Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements they might influence the user's conclusion about the Company's financial position, results of operations and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.


                                                  /s/ Robert Rossi & Co.


















MEMBER OF AMERICAN & PENNSYLVANIA INSTITUTES OF CERTIFIED PUBLIC ACCOUNTANTS


                            RUSTIC CRAFTS CO., INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1996

                                    ASSETS

CURRENT ASSETS
        Cash                                         $   68,173
        Accounts Receivable                             519,365
        Inventory                                       485,416
        Prepaid Expenses and
         Other Current Assets                            36,261
                                                     ----------
TOTAL CURRENT ASSETS                                                 $1,109,214

PROPERTY, PLANT AND EQUIPMENT
        Autos and Trucks                             $   50,945
        Machinery and Equipment                         115,930
        Furniture and Fixtures                           50,624
        Leasehold Improvements                          116,915
                                                     ----------
         Total                                       $  334,415
        Less: Accumulated Depreciation                 (256,949)
                                                     ----------
NET PROPERTY, PLANT AND EQUIPMENT                                        77,466

OTHER ASSETS
        Goodwill, Less Accumulated
        Amortization of $11,875                                          28,125
                                                                     ----------
TOTAL ASSETS                                                         $1,214,805
                                                                     ==========





See accompanying independent accountants' compilation report.


                            RUSTIC CRAFTS CO., INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1996


                       LIABILITIES AND STOCKHOLDERS EQUITY


CURRENT LIABILITIES
        Accounts Payable                           $  263,442
        Accrued & W/H Payroll Taxes                     8,816
        Accrued Wages                                  14,464
        Accrued Expenses                               13,720
        Accrued Bonus                                  61,200
        Income Taxes Payable                           20,517
        Line of Credit                                295,000
        Current Portion of
         Long-Term Liabilities                         25,300
                                                     --------
TOTAL CURRENT LIABILITIES                                             $ 702,459

LONG-TERM LIABILITIES, NET OF
CURRENT PORTION
        Notes Payable, PNC Bank                        31,925
                                                     --------
TOTAL LONG-TERM LIABILITIES                                              31,925

STOCKHOLDERS' EQUITY
        Common Stock, 1,000 Shares Authorized,
         Issued and Outstanding                      $  1,000
        Retained Earnings                             479,421
                                                     --------
TOTAL STOCKHOLDERS' EQUITY                                              480,421
                                                                     ----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY                                                $1,214,805
                                                                     ==========



















         See accompanying independent accountants' compilation report.

                            RUSTIC CRAFTS CO., INC.
                        STATEMENT or INCOME AND EXPENSES
        FOR THE PERIOD APRIL 1, 1996 & 1995 TO DECEMBER 31, 1996 & 1995
       AND THE PERIOD OCTOBER 1, 1996 & 1995 TO DECEMBER 31, 1996 & 1995


                                       04/01/96 TO          04/1/95 TO          10/01/96 TO            10/01/95 TO
                                         12/31/96            12/31/95            12/31/96                 12/31/95
                                       -----------          ----------          -----------            -----------
SALES
 Rustic Crafts                          $2,352,171           $2,221,322           $1,137,107           $  941,716
 Firelogs                                  111,142              103,228               56,239               41,329
                                        ----------           ----------           ----------           ----------
        TOTAL                           $2,463,313           $2,324,551           $1,193,346           $  983,046
                                        ----------           ----------           ----------           ----------
GROSS PROFIT
 Beginning Inventory                    $  650,557           $  605,771              524,129              511,997
 Purchases and Freight                     939,795              953,587              471,486              416,233
                                        ----------           ----------           ----------           ----------
        TOTAL                           $1,590,352           $1,559,358           $  995,614           $  928,229
 Less: Ending Inventory                    485,416              476,368              485,416              476,368
                                        ----------           ----------           ----------           ----------
 Cost of Material Used                  $1,104,937           $1,082,991           $  510,199           $  451,862
 Direct Labor                              298,141              313,500              137,110              133,408
 Factory Overhead
  (Schedule I)                             263,991              226,328              109,141               84,811
                                        ----------           ----------           ----------           ----------
TOTAL COST OF SALES                     $1,667,069           $1,622,819           $  756,449           $  670,080
                                        ----------           ----------           ----------           ----------
GROSS PROFIT                            $  796,244           $  701,732           $  436,897           $  312,965
                                        ----------           ----------           ----------           ----------
EXPENSES
 Commissions                            $  115,974           $  109,683           $   68,463           $   59,204
 Selling Expense
  (Schedule II)                            136,616              117,081               57,170               35,126
 Operating Expenses
  (Schedule III)                             5,126                5,378                2,064                2,549
 General & Administrative
 Expenses (Schedule IV)                    375,637              375,831              154,606              166,020
                                        ----------           ----------           ----------           ----------
TOTAL EXPENSES                          $  633,353           $  607,972           $  282,303           $  262,899
                                        ----------           ----------           ----------           ----------
OPERATING INCOME                        $  162,890           $   93,760           $  154,594           $   50,066
                                        ----------           ----------           ----------           ----------
Other (Income) & Expenses
 (Schedule V)                           $   49,752               30,375                7,853                9,395
                                        ----------           ----------           ----------           ----------
Income Before Provision for
 State & Federal Income Tax             $  113,138           $   63,385           $  146,741           $   40,671
 Federal Income Tax                         23,000                9,228               27,524                6,162



         See accompanying independent accountants' compilation report.

                            RUSTIC CRAFTS CO., INC.
                        STATEMENT OF INCOME AND EXPENSES
        FOR THE PERIOD APRIL 1, 1996 & 1995 TO DECEMBER 31, 1996 & 1995
       AND THE PERIOD OCTOBER 1, 1996 & 1995 TO DECEMBER 31, 1996 & 1995

                                      04/01/96 TO  04/1/95 TO  10/01/96 TO 10/01/95 TO
                                        12/31/96   12/31/95     12/31/96    12/31/95
                                       ----------  ----------  ----------- -----------
  State Income Tax                       11,200      6,275        14,547       4,004
                                       --------    -------      --------     -------
NET INCOME                             $ 78,938    $47,882      $104,670     $30,505
                                       --------    -------      --------     -------
  Retained Earnings, Beg of Year        400,483
                                      ---------
RETAINED EARNINGS, End of Period        479,421
                                      =========





See accompanying independent accountants' compilation report.

                            RUSTIC CRAFTS CO., INC.
                              SCHEDULE OF EXPENSES
        FOR THE PERIOD APRIL 1, 1996 & 1995 TO DECEMBER 31, 1996 & 1995
       AND THE PERIOD OCTOBER 1, 1996 & 1995 TO DECEMBER 31, 1996 & 1995



                                           04/01/96 TO    04/01/95 To   10/01/96 TO    10/01/95 T0
                                             12131/96     12/31/95        12/31/96       12/31/95
FACTORY OVERHEAD (SCHEDULE I)
        Payroll Tax Expense                   44,435         53,821         18,253         19,610
        Utilities                             42,284         28,494         17,822         11,933
        Insurance                             51,147         37,301         16,494         14,717
        Maintenance and Repair                27,353         27,494         17,257         10,373
        Rent Plant                            30,767         30,375          8,517         10,119
        Salaries Factory Overhead             46,823         26,757         23,329         10,541
        Shop Supplies                          3,824          2,665          1,978            619
        Employee Benefits                     12,435         15,186          3,851          5,486
        Depreciation                           4,923          4,235          1,641          1,412
                                            --------       --------       --------        -------
    TOTAL                                   $263,991       $226,328       $109,141        $84,811
                                            ========       ========       ========        =======

SELLING EXPENSE (SCHEDULE II)
        Advertising                           27,381         36,900         10,574         11,854
        Printing                              24,883         15,598         14,010          1,347
        Telephone                             19,470         16,210          7,028          5,923
        Travel and Entertainment              10,534          7,623          5,211          3,931
        Trade Shows                           54,348         39,750         20,347         12,072
                                            --------       --------       --------       --------
     TOTAL                                  $136,616       $117,081       $ 57,170       $ 35,126
                                            ========       ========       ========       ========

OPERATING EXPENSES (SCHEDULE III)
        Insurance                              4,169          4,145          1,697          1,904
        Safety Equipment                         320            351            251             78
        Cleaning supplies                        637            882            116            568
                                            --------       --------       --------       --------
    TOTAL                                   $  5,126       $  5,378       $  2,064       $  2,549
                                            ========       ========       ========       ========

GENERAL AND ADMINISTRATIVE
EXPENSES (SCHEDULE IV)
        Executive Salaries                  $102,280       $ 80,746       $ 34,807       $ 26,850
        Office salaries                       86,510         67,392         30,447         23,648
        Product Development                       75          2,283              0              0
        Computer Leasing                         940          1,162            398            250

See accompanying independent accountants' compilation report.



                            RUSTIC CRAFTS CO., INC.
                              SCHEDULE OF EXPENSES
        FOR THE PERIOD APRIL 1, 1996 & 1995 TO DECEMBER 31, 1996 & 1995
       AND THE PERIOD OCTOBER 1, 1996 & 1995 TO DECEMBER 31, 1996 & 1995


                                      04/01/96 To      04/01/95 To     10/01/96 TO   10/01/95 TO
                                       12/31/96          12/31/95        12/31/96     12/31/95
                                      -----------      -----------     -----------   -----------
    Bonuses                              71,220           60,000          41,220        30,000
    Dues and Subscriptions                1,656            1,968             941           105
    Consulting Fees                      40,140           59,640          13,380        24,880
    Legal and Accounting                 11,552           10,687           3,961            95
    Repairs and Maintenance               5,831            3,629           3,350           928
    Miscellaneous                         8,973            5,540           5,780         3,144
    Office Expense                       20,060           26,758           8,909        12,420
    Rent Office                           5,799            3,375           3,109         1,131
    Postage                               7,753            6,787           3,940         3,184
    Employee Benefit                      7,045            6,998           1,986         2,813
    Payroll Tax Expense                   4,937            5,173           2,028         2,179
    Donations                               350            1,500             350           500
    Other Taxes                             517           32,193               0        31,893
                                       --------         --------        --------      --------
TOTAL                                  $375,637         $375,831        $154,606      $166,020
                                       ========         ========        ========      ========


















         See accompanying independent accountants' compilation report.

                            RUSTIC CRAFTS CO., INC.
                              SCHEDULE OF EXPENSES
        FOR THE PERIOD APRIL 1, 1996 & 1995 TO DECEMBER 31, 1996 & 1995
       AND THE PERIOD OCTOBER 1, 1996 & 1995 TO DECEMBER 31, 1996 & 1995


                                         04/01/96 TO   04/01/95 TO   10/01/96 TO     10/01/95 TO
                                           12/31/96     12/31/95       12/31/96       12/31/95
                                         -----------   -----------   -----------     -----------
OTHER (INCOME) & EXPENSES (SCHEDULE V)
     Miscellaneous Income                 $ (4,319)       $(4,687)     $(4,099)       $(1,227)
     Royalties                                  75              0           75              0
     Bad Debt Recoveries, Net               18,538            987          250              0
     Depreciation & Amortization             1,608          2,331          269          1,043
     Interest Expense                       33,850         31,743       11,358          9,578
                                          --------       --------     --------       --------
  TOTAL                                   $ 49,752       $ 30,375     $  7,853       $  9,395
                                          ========       ========     ========       ========









         See accompanying independent accountants' compilation report.


                            RUSTIC CRAFTS, CO., INC.
                            STATEMENT OF CASH FLOWS
               FOR THE PERIOD APRIL 1, 1996 TO DECEMBER 31, 1996


CASH FLOWS PROM OPERATING ACTIVITIES
  Net Income                                          $   78,938
  Adjustments to Reconcile Net Loss
    to Net Cash Provided By Operating
    Activities:
        Depreciation and Amortization                      6,531
        Deferred Income Taxes                             34,200
        Increase in Accounts Receivable                 (359,920)
        Decrease in Inventory                            165,141
        Decrease in Other Current Assets                  29,051
        Increase in Prepaid Income Taxes                  (5,001)
        Increase in Accounts Payable                      33,217
        Increase in Accrued and Withheld
          Payroll Taxes                                      822
        Increase in Accrued Wages                         10,425
        Increase in Accrued Bonus                         11,200
        Increase in Accrued Expenses                      13,720
                                                       ---------
        NET CASH PROVIDED BY
          OPERATING ACTIVITIES                                        $  18,324

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of Property, Plant
    and Equipment                                      $ (34,503)
                                                       ---------
        NET CASH USED IN INVESTING ACTIVITIES                           (34,503)

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from Line of Credit                       $ 305,000
    Payment of Line of Credit                           (205,000)
    Repayment of Long-Term Borrowings                    (20,158)
                                                       ---------
        NET CASH PROVIDED BY
          FINANCING ACTIVITIES                                           79,842
                                                                      ---------
Net Increase in Cash                                                  $  63,663
Cash and Cash Equivalents, Beginning of Year                              4,510
                                                                      ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              $  68,173
                                                                      =========

Supplemental Disclosure of Cash Flow Information:
Cash Paid During Year For:
        Interest                                                         32,834
        Income Taxes                                                     13,683




"See accompanying independent accountants' compilation report."